Execution Version

PURCHASE AND SALE AGREEMENT

AMONG

HANNATHON PETROLEUM, LLC, ET AL

AS SELLERS

AND

MDC TEXAS ENERGY, LLC

AS BUYER

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EXHIBITS AND SCHEDULES

PURCHASE AND SALE AGREEMENT

This Agreement (this "Agreement") is made and entered into this 30th day of April, 2014, by and between HANNATHON PETROLEUM, LLC, whose company address is 223 W Wall Street, Suite 800, Midland, Texas 79701 ("Hannathon"), and the other parties executing this Agreement as a seller (Hannathon and such other parties executing this Agreement as a seller being each referred to herein singularly as a "Seller" and collectively as the "Sellers"), and MDC TEXAS ENERGY, LLC, an Indiana limited liability company, whose address is P.O. Box 3325, Midland, Texas 79702 (the "Buyer"). Buyer and Sellers are collectively referred to herein as the "Parties", and are sometimes referred to individually as a "Party."

WITNESETH:

WHEREAS, Sellers are willing to sell to Buyer, and Buyer is willing to purchase from Sellers the Assets (as defined in Section 1.02), all upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from this Agreement by each Party, Sellers and Buyer hereby agree as follows:

Article I
Assets

Section 1.01 Agreement to Sell and Purchase. Subject to and in accordance with the terms and conditions of this Agreement, Buyer agrees to purchase from Sellers, the interests of each such Seller as such interests are set forth on Schedule 1.01 hereto, and each Seller agrees to sell to Buyer all of such Seller's right title and interest (expressly excluding the Excluded Assets described in Section 1.03) in the "Assets" described in Section 1.02.

Section 1.02 Assets. The "Assets" mean, except for the Excluded Assets, all of Sellers' undivided right, title and interest in and to the following real and personal property interests:

(a) The oil, gas and mineral leases described on Exhibit "A" (the "Leases") attached hereto and the interest in the lands therein described and covered thereby, together with all pooled, communitized or unitized acreage which includes all or part of the Leases (the "Lands"), all renewals, extensions, ratifications, and amendments of such Leases and all rights and benefits derived from, or attributable to, the lessee's interest in such Leases and all oil and gas pooling, and unitization agreements;

(b) to the extent assignable or transferable, all personal property, equipment, fixtures, inventory and improvements located on or used in connection with the "Subject Interests" (as the term "Subject Interests" is hereinafter defined) or with the production, treatment, sale, or disposal of Hydrocarbons, byproducts or waste produced therefrom or attributable thereto, including, without limitation, the oil wells and natural gas wells described on Exhibit "B" attached hereto, whether currently producing or capable of producing hydrocarbons, all injection and disposal wells located on the Lands covered by the Leases and all other wells located on the

Lands covered by the Subject Interests or, to the extent of the interest of the Sellers therein, located on lands with which the Subject Interests are pooled or unitized, whether producing, shut in or abandoned, and whether for production, injection or disposal (collectively, the "Wells"), and all wellhead equipment, pumps, pumping units, flowlines, gathering systems, piping, tanks, treatment facilities, injection facilities, disposal facilities, and other materials, supplies, equipment, facilities and machinery connected to the Wells or located on the Lands and owned by the Sellers, and all buildings and compression facilities located on the Lands to the extent of the interest of the Sellers therein (collectively, the "Personal Property"); PROVIDED, HOWEVER, THAT THE PERSONAL PROPERTY DOES NOT INCLUDE: the commercial salt water disposal well located in Section 6 owned and operated by a third party to which water produced from the Leases is sent, any office assets and software, rolling stock, hand tools, movable equipment not constantly connected to a Well (such as pulling machines), or personnel;

(c) The oil, gas and the minerals, record title interests, contractual interests, overriding royalty interests (not otherwise expressly excluded and reserved here from), net profits interest, production payments, operating rights, carried interests, reversionary interests, conversion rights and options, and other similar interests of whatever kind or character, whether legal or equitable, vested or contingent, in and to the Leases and the Wells (the "Subject Interests").

(d) to the extent assignable or transferable, all easements, rights-of-way, surface leases, servitudes, permits, licenses, franchises and other estates or similar rights and privileges directly related to or used solely in connection with the Assets (the "Easements");

(e) all oil, gas, condensate and other hydrocarbons (collectively, "Hydrocarbons") produced from the Lands, or attributable thereto, or from the lands pooled or unitized therewith to the extent of the interest of the Sellers therein, together with all proceeds from and rights relating to such production, from and after the Effective Time, BUT NOT INCLUDING oil in the tanks as of 7:00 am local time on the Effective Date;

(f) to the extent assignable or transferable by the Sellers, all contracts, agreements and other arrangements that directly relate to the Assets, including, without limitation, to the extent directly related to the Assets, production sales contracts, balancing agreements, joint venture agreements, joint operating agreements, partnership agreements, farmout agreements, operating agreements, service agreements and similar arrangements (collectively, the "Contracts");

(g) to the extent assignable or transferable by the Sellers, all rights to indemnities and releases from third parties relating to the Assets for events occurring after the Effective Time and, to the extent not so assignable, the benefit of such indemnities and releases;

(h) to the extent assignable or transferable by the Sellers, all books, records, files, muniments of title, reports and similar documents and materials, including, without limitation, lease records, well records, and division order records, well files, title records (including abstracts of title, title opinions and memoranda, and title curative documents related to the Assets), contracts and contract files, correspondence, that relate to the foregoing interests in the possession of, and maintained by, the Sellers (collectively, the "Records"); and

(i) all geological and geophysical data in the possession of or subject to the control of the Sellers directly relating to the Assets, other than such data that is interpretive in nature or which cannot be transferred without the consent of or payment of monies to any third party.

Section 1.03 Excluded Assets. The "Excluded Assets" shall mean the following:

(a) All claims and causes of action of Sellers arising from acts, omissions or events, or damage to or destruction of the Assets, occurring prior to the Effective Time;

(b) All rights, titles, claims and interests of Seller relating to the Assets prior to the Effective Time under any policy or agreement of insurance or indemnity, under any bond, or to any insurance or condemnation proceeds or awards; and

(c) All mineral interests, royalty interests and overriding royalty interests owned by any of the Sellers, as of the Effective Time, to the extent that such interests comprise no part of the represented ownership interests in the Assets of the concerned Seller, as described in Schedule 1.01.

Article II
Purchase Price

Section 2.01 Purchase Price. The Purchase Price for the Assets shall be the sum of Forty Million, Two Hundred Fourteen Thousand U.S. Dollars ($40,214,000.00) in immediately available funds, subject to adjustment as provided for in Section 10.01, to be paid to the Sellers (or for those Sellers who so agree in writing, to Hannathon for the account of such agreeing Sellers) in the percentages set forth on Schedule 2.01.

Section 2.02 Allocated Values. The Purchase Price is allocated among the Assets as set forth in Exhibit C attached hereto (the "Allocated Values"). Sellers agree that the Allocated Values shall apply to each Seller in the percentages that such Seller's interest in any Asset bears to the total value of such Asset, and Sellers and Buyer agree that the Allocated Values shall be used to compute any adjustments to the Purchase Price pursuant to the provisions of Article III.

Section 2.03 Effective Time. If the transactions contemplated hereby are consummated in accordance with the terms and provisions hereof, the ownership of the Assets shall be transferred from Sellers to Buyer on the Closing Date effective as of 7:00 a.m. local time where the Assets are located on April 1, 2014 (the "Effective Time").

Article III
Title Matters

Section 3.01 Examination Period. The Sellers shall permit the Buyer and its representatives free and reasonable access to the Assets at the sole risk and expense of Buyer following notice to Hannathon and the identification to Hannathon of any person who will come upon the Leases and the Lands; and, following the execution date of this Agreement until five (5) Business Days prior to the Closing Date (the "Examination Period"), the Sellers shall permit the Buyer and/or its representatives free and reasonable access to examine, at all reasonable times, at a location designated by Hannathon, all information associated with the Assets in the possession

of Hannathon or the other Sellers, including but not limited to, abstracts of title, title opinions, title files, ownership maps, lease files, contract files, assignments, division orders, operating and accounting records and agreements pertaining to the Assets insofar as same may now be in existence and in the possession of the Sellers, subject to such restrictions on disclosure as may exist under confidentiality agreements or other agreements binding on the Sellers or such data. "Business Days" means all calendar days excluding Saturdays, Sundays and U.S. legal holidays.

Section 3.02 Special Warranty of Title. Each Seller hereby agrees to severally warrant that it has Defensible Title, as defined below, to the interest in the Assets of such Seller set forth in Schedule 1.01 unto Buyer, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under such Seller, but not otherwise; subject, however, to the "Permitted Encumbrances" (as defined below) and the other matters set forth herein. Each Seller makes no warranty, express or implied, as to the title of any other Seller.

Section 3.03 Defensible Title and Permitted Encumbrances. For purposes of this Agreement, the term "Defensible Title" means, with respect to a given Asset, such ownership by the concerned Seller in such Asset during the productive life of that Asset, that, subject to and except for the Permitted Encumbrances (as defined in Subsection (e) of this Section 3.03):

(a) entitles such Seller to receive not less than the percentage set forth in Schedule 1.01 as such Seller's "Net Revenue Interests" of all Hydrocarbons produced, saved and marketed from each Well or unit as set forth in Schedule 1.01, all without reduction, suspension or termination of such interest throughout the productive life of such Well, except for carried interests, production payments, reversionary interest or other changes in interest in time specifically set forth in Schedule 1.01;

(b) obligates the concerned Seller to bear not greater than the percentages set forth in Schedule 1.01 as such Sellers' "Working Interests" of the costs and expenses relating to the maintenance, development and operation of each Well or unit as set forth in Schedule 1.01, all without increase throughout the productive life of the concerned Well or unit, except for carried interests, production payments, reversionary interest or other changes in interest in time specifically set forth in Schedule 1.01;

(c) entitles Sellers to the Net Mineral Acres for each Lease or unit set forth in Schedule 1.01. "Net Mineral Acres" means, as computed separately with respect to each Lease and unit, (i) the number of gross acres in the land covered by such Lease or unit (plus or minus one percent (1%) in the aggregate for all of the Leases), *multiplied* by (ii) the undivided percentage interest in Hydrocarbons covered by such Lease or unit in such lands, *multiplied* by (iii) the Sellers' Working Interest in such Lease or unit. Schedule 1.01 sets forth the Net Mineral Acres attributable to Sellers' interest in each Lease and unit; and

(d) is free and clear of all liens, encumbrances and defects in title except for the Permitted Encumbrances.

(e) The term "Permitted Encumbrances" shall mean any of the following matters to the extent the same are valid and subsisting and affect the Assets:

(i) any (A) undetermined or inchoate liens or charges constituting or securing the payment of expenses that were incurred incidental to the maintenance, development, production or operation of the Assets or for the purpose of developing, producing or processing Hydrocarbons therefrom or therein, and (B) materialman's, mechanics', repairman's, employees', contractors', operators' liens or other similar liens or charges for liquidated amounts arising in the ordinary course of business;

(ii) any liens for taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business (which contested matters are listed on Exhibit D) and for which the concerned Seller has agreed to pay pursuant to the terms hereof or which have been prorated pursuant to the terms hereof;

(iii) Lessors' royalties, overriding royalties, net profits interests, production payments, reversionary interests and similar burdens if the net cumulative effect of such burdens does not operate to reduce the net revenue interests of the concerned Seller below those set forth on Schedule 1.01.

(iv) any (A) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, lodging, canals, ditches, reservoirs or the like, and (B) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way on, over or in respect of property owned or leased by any of the Sellers or over which any of the Sellers own rights-of-way, easements, permits or licenses, to the extent that same do not materially interfere with the oil and gas operations to be conducted on the Assets;

(v) preferential rights to purchase or similar agreements with respect to the interest of the concerned Seller in the Assets for which waivers or consents are obtained prior to Closing from the appropriate parties for the transaction contemplated hereby;

(vi) third party consents to assignments with respect to which waivers or consents are obtained prior to Closing from the appropriate parties for the transaction contemplated hereby;

(vii) all rights to consent by, required notices to, filings with, or other actions by governmental authorities in connection with the sale or conveyance of oil and gas leases or interests therein that are customarily obtained subsequent to such sale or conveyance;

(viii) any liens of record affecting the interest in the Assets of the concerned Seller that are to be released prior to or at Closing; and

(ix) term limitations in the Leases to the extent that no expiration of any term has or will occur prior to the Closing.

Section 3.04 Title Defect. The term "Title Defect," as used in this Agreement, shall mean any encumbrance, encroachment, irregularity, defect in or objection to the ownership of any Asset (expressly excluding the Permitted Encumbrances) that causes the concerned Seller not to have Defensible Title to the ownership interest set forth on Schedule 1.01 of such Seller to such Asset. The exclusion of Permitted Encumbrances in the preceding sentence shall not affect Buyer's right to assert as to a specific Seller those Title Defects as to such Seller as set forth in Sections 3.03(a) and 3.03(b), above, with respect to the Assets.

Section 3.05 Notice of Title Defects.

(a) If Buyer discovers any Title Defect affecting the interest of any Seller in any Asset, Buyer shall notify Hannathon (who shall in turn promptly notify the concerned Seller) as promptly as possible, but no later than five (5) Business Days prior to the Closing Date of such alleged Title Defect. To be effective, such notice to Hannathon must (i) be in writing, (ii) be received by Hannathon prior to the expiration of the Examination Period, (iii) describe the Title Defect in sufficient, specific detail (including any alleged variance in the Net Revenue Interest or Working Interest), (iv) identify the specific Asset or Assets and the Seller(s) whose interest is affected by such Title Defect, and (v) include the value of such Title Defect as determined by Buyer. Except as otherwise provided in this Agreement, any matters that may otherwise constitute Title Defects, but of which Hannathon has not been specifically and timely notified by Buyer in accordance with the foregoing, shall be deemed to have been waived by Buyer for all purposes and shall constitute Permitted Encumbrances.

(b) Upon the receipt by Hannathon of such effective notice from Buyer, Hannathon or any of the other Sellers may attempt to cure such Title Defect at any time prior to the Closing, or not take any remedial action with respect to the alleged Title Defect.

(c) The value attributable to each Title Defect (the "Title Defect Value") that is asserted by Buyer in the Title Defect notices shall be determined based upon the criteria set forth below or as otherwise agreed to in writing by Buyer and the concerned Seller(s):

(i) If the Title Defect is a lien or other encumbrance upon any Asset that is undisputed and liquidated in amount, the Title Defect Value is the amount necessary to be paid to remove the lien from the affected Asset, including all associated costs.

(ii) If the Title Defect asserted is that the Net Revenue Interest attributable to any Well, unit, or leasehold location is less than that stated in Schedule 1.01 or the Working Interest attributable to any Well or unit is greater than that stated in Schedule 1.01, without a proportionate increase in the associated Net Revenue Interest, then the Title Defect Value shall take into account the relative change in the interest from Schedule 1.01 and the appropriate Allocated Value(s) attributed to such Asset.

(iii) If the Title Defect represents an obligation, encumbrance, burden or charge upon the affected Asset (including any increase in Working Interest for which there is not a proportionate increase in Net Revenue Interest) for

which the economic detriment to Buyer is unliquidated, the amount of the Title Defect Value shall be determined by taking into account the Allocated Value of the affected Asset, the portion of the Asset affected by the Title Defect, the legal effect of the Title Defect, the potential discounted economic effect of the Title Defect over the life of the affected Asset, and the Title Defect Values placed upon the Title Defect by Buyer.

(iv) If a Title Defect is not in effect or does not adversely affect an Asset throughout the entire productive life of such Asset, such fact shall be taken into account in determining the Title Defect Value.

(v) The Title Defect Value of a Title Defect shall be determined without duplication of any costs or losses included in another Title Defect Value hereunder.

(vi) Notwithstanding anything herein to the contrary, in no event shall a Title Defect Value exceed the Allocated Value(s) of the Wells, units or other Assets affected thereby.

Section 3.06 Remedies for Title Defects.

(a) With respect to each Title Defect that is not cured on or before the Closing, except as otherwise provided in this Section 3.06, the Purchase Price allocation for the interest of the concerned Seller(s) therein shall be reduced by an amount equal to the Title Defect Value agreed upon in writing by Buyer and the concerned Seller(s).

(b) If any Title Defect is in the nature of an outstanding preferential right to purchase, the provisions of Section 3.06(e) shall apply. If any Title Defect is in the nature of an unobtained consent to assignment or other restriction on assignability, the provisions of Section 3.06(f) shall apply.

(c) If on or before Closing, the Buyer and the Seller(s) who own an interest in the concerned Asset(s) have not agreed upon the validity of any asserted Title Defect or have not agreed on the Title Defect Value attributable thereto, either Buyer or such Sellers shall have the right to elect to have the validity of such Title Defect and/or such Title Defect Value determined by an Independent Expert pursuant to Section 15.03. If the validity of any asserted Title Defect, or the Title Defect Value attributable thereto, is not determined before Closing, the Buyer, at the sole discretion of Buyer shall either (1) elect not to reduce the portion of the Purchase Price paid to the Sellers who own an interest therein at Closing by virtue of such disputed Title Defect or Title Defect Value, and upon the final resolution of such dispute the Title Defect Value, if any, found to be attributable to such Title Defect of the interest of the Sellers who own an interest therein shall, subject to this Section, be promptly refunded by such Sellers to Buyer, or (2) exclude the interest of the concerned Sellers in the concerned Assets and reduce the portion of the Purchase Price due to such Sellers by the Allocated Value for such Asset, multiplied by a fraction, the numerator of which shall be the fractional Working Interest of each Seller in such Asset whose interest therein is subject to such Title Defect and the denominator of which shall be the total of all Working Interests in such Asset of all Sellers as set forth on Schedule 1.01.

(d) Notwithstanding anything to the contrary in this Agreement, if the aggregate adjustments to the Purchase Price determined in accordance with this Agreement for Title Defects and Environmental Defects do not exceed two percent (2.0%) of the Purchase Price prior to any adjustments thereto (the "Defect Deductible"), then no adjustment of the Purchase Price shall be made for Title Defects and adjustments; and if they do exceed such Defect Deductible, shall be made only to the extent of the excess over and above the Defect Deductible proportionally allocated among all the Title and Environmental Defects. The Allocated Value of any Asset excluded by Buyer from the sale under this Agreement will reduce the Purchase Price but cannot be used by Buyer in meeting the Defect Deductible.

(e) Preferential Rights To Purchase. Sellers shall use their best efforts to comply with and obtain a waiver of all preferential right to purchase provisions relative to any Asset prior to the Closing. If, prior to Closing, a holder of a preferential purchase right notifies Sellers that it intends to exercise its rights with respect to an Asset to which its preferential purchase right applies (as determined in accordance with the agreement in which the preferential purchase right arises), Buyer may elect to purchase only the Assets not affected and reduce the Purchase Price by the Allocated Value of all the Assets not purchased. To the extent a preferential right to purchase is exercised after Closing and payment of the Purchase Price: (i) if the affected title or interest has not been assigned to Buyer, the interest will be assigned to the exercising third party by the concerned Sellers and an appropriate credit for the Allocated Value of the interest of the concerned Seller(s) will be given to Buyer in the Final Accounting, or (ii) if the affected title or interest has been assigned to Buyer, the interest will be assigned to the exercising third party by Buyer and Buyer shall, in lieu of any remedy relative to Sellers, be entitled to retain the consideration paid by the exercising third party.

(f) Consents to Assignment. Sellers shall use their best efforts to obtain all necessary consents from third parties to assign the Assets to Buyer prior to Closing (other than governmental approvals that are customarily obtained after Closing) and Buyer shall assist Sellers with such efforts. If a consent to assign is not obtained prior to Closing, the Buyer shall have the option to (i) waive the consent and include the affected Asset in the transaction, or (ii) exclude the affected Assets from the transaction and reduce the Purchase Price by the Allocated Value of the affected Assets.

Article IV
Environmental Matters

Section 4.01 Environmental Definitions.

(a) Environmental Defects. For purposes of this Agreement, the term "Environmental Defect" shall mean, with respect to any given Asset, (i) an individual environmental condition that constitutes a violation of Environmental Laws in effect as of the date of this Agreement in the jurisdiction in which such Asset is located, or (ii) a condition existing with respect to any Asset that requires, if known, or will require, once discovered, reporting to a Governmental Authority, investigation, monitoring, removal, cleanup, remediation, restoration or correction under Environmental Laws, in each case excluding conditions to the extent constituting or caused by NORM.

(b) Governmental Authority. For purposes of this Agreement, the term "Governmental Authority" shall mean, as to any given Asset, the United States and the state, county, parish, city and political subdivisions in which such Asset is located and that exercises jurisdiction over such Asset, and any agency, department, board or other instrumentality thereof that exercises jurisdiction over such Asset.

(c) Environmental Laws. For purposes of this Agreement, the term "Environmental Laws" shall mean all laws, statutes, ordinances, court decisions, rules and regulations of any Governmental Authority pertaining to health or the environment as may be interpreted by applicable court decisions or administrative orders, including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act, as amended, the Resources Conservation and Recovery Act, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendment and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and comparable state and local laws.

(d) Environmental Defect Value. For purposes of this Agreement, the term "Environmental Defect Value" shall mean, with respect to any Environmental Defect, the value, as of the Closing Date, of the Sellers owning a Working Interest in the concerned Asset proportionate share of the estimated costs and expenses to cure or remedy such Environmental Defect in the most cost-effective manner reasonably available that does not unreasonably interfere with the operation of the Asset(s) in question, consistent with Environmental Laws and acceptable to Governmental Authorities, taking into account that non-permanent remedies (such as mechanisms to contain or stabilize hazardous materials, including monitoring site conditions, natural attenuation, risk-based corrective action, institutional controls or other appropriate restrictions on the use of property, caps, dikes, encapsulation, leachate collection systems, etc.) may be the most cost-effective manner reasonably available.

Section 4.02 Environmental Review.

(a) Upon advance notice to Hannathon, Sellers hereby consent to Buyer conducting, at Buyer's sole risk and expense, on-site inspections and an environmental assessment of the Assets. In connection with any such on-site inspections or environmental assessment, Buyer agrees not to interfere with the normal operation of the Assets in any material respect and agrees to comply with all requirements and safety policies of the operator of which Buyer has notice. In connection with the granting of such access, Buyer represents it is adequately insured and, except to the extent caused by a Seller's gross negligence or willful misconduct, waives, releases and agrees to indemnify, defend and save and hold harmless Sellers and Sellers' respective representatives against all claims for injury to, or death of, persons or for damage to property arising in any way from the access afforded to Buyer hereunder or the activities of Buyer or the representative and/or "Environmental Consultants" (herein so called) of Buyer, but Buyer shall not indemnify Sellers from Sellers' own gross negligence or willful misconduct. This waiver, release and indemnity by Buyer shall survive termination of this Agreement.

(b) Unless otherwise required by applicable law, Buyer shall (and shall cause Buyer's Environmental Consultant to) treat confidentially any matters revealed by Buyer's

Environmental Review and any reports or data generated from such review (the "Environmental Information"), and Buyer shall not (and shall cause Buyer's Environmental Consultant to not) disclose any Environmental Information to any Governmental Authority or other third party without the prior written consent of the Sellers. Unless otherwise required by law, Buyer may use the Environmental Information only in connection with the transactions contemplated by this Agreement. If Buyer, Buyer's Environmental Consultant, or any third party to whom Buyer has provided any Environmental Information become legally compelled to disclose any of the Environmental Information, Buyer shall provide the Sellers with prompt notice sufficiently prior to any such disclosure so as to allow the Sellers to file any protective order, or seek any other remedy, as it deems appropriate under the circumstances. If this Agreement is terminated prior to the Closing, Buyer shall without charge deliver the Environmental Information to the Sellers, which Environmental Information shall become the sole property of the Sellers. Buyer's obligations under this Section 4.02(b) shall terminate in the event that the Closing occurs, save and except that Buyer shall, if requested by any Seller, provide such Seller without charge a copy of the Environmental Information obtained by Buyer prior to Closing.

Section 4.03 Notice of Environmental Defects.

(a) If Buyer discovers any Environmental Defect affecting any of the Assets, Buyer shall notify Hannathon prior to the expiration of the Examination Period of such alleged Environmental Defect whereupon Hannathon shall promptly notify the concerned Sellers. To be effective, such notice must: (i) be in writing; (ii) be received by Hannathon prior to the expiration of the Examination Period; (iii) describe the specific Environmental Defect in reasonable detail, including the written conclusion of Buyer's Environmental Consultants that an Environmental Defect exists, which conclusion shall be reasonably substantiated by the factual data gathered in Buyer's environmental review, (iv) identify the specific Assets affected by such Environmental Defect; (v) identify any recommendations from Buyer's Environmental Consultant to cure or remedy the Environmental Defect; and (vi) state Buyer's estimate of the Environmental Defect Value, including the basis for such estimate, for which Buyer would agree to adjust the Purchase Price in order to accept such Environmental Defect.

(b) Except as otherwise provided in this Agreement, any matters that may otherwise constitute Environmental Defects, but of which the concerned Sellers have not been specifically and timely notified by Buyer in accordance with the foregoing, together with any environmental matter that does not constitute an Environmental Defect, shall be deemed to have been waived by Buyer for all purposes. Upon the receipt of such effective notice from Buyer, the Sellers owning an interest in the concerned Assets and Buyer shall attempt to mutually agree on a resolution including, but not limited to the following, provided that the concerned Sellers shall elect one of the following if the Parties do not so agree: (i) complete the cure of such Environmental Defect at any time prior to the Closing; or (ii) adjust the Purchase Price of the interest of the concerned Sellers in the Assets subject to such Environmental Defect downward by an amount equal to the Environmental Defect Value, which reduction shall be proportionately allocated among the Sellers owning an interest therein in the ratio of the Working Interest therein owned to the total Working Interest owned therein by such Sellers.

Section 4.04 Remedies for Environmental Defects.

(a) If any Environmental Defect described in a notice timely delivered in accordance with Section 4.03(a) is not cured on or before the Closing, then the Purchase Price shall be reduced by the Environmental Defect Value of such Environmental Defect as agreed to by the Buyer and the concerned Sellers.

(b) If on or before Closing, the Buyer and the Sellers who own an interest in the concerned Asset(s) have not agreed upon the validity of any asserted Environmental Defect or have not agreed on the Environmental Defect Value attributable thereto, either Buyer or such Sellers shall have the right to elect to have the validity of such Environmental Defect and/or such Environmental Defect Value determined by an Independent Expert pursuant to Section 15.03. If the validity of any asserted Environmental Defect, or the Environmental Defect Value attributable thereto, is not determined before Closing, the Buyer, at the sole discretion of Buyer shall either (1) elect not to reduce the Purchase Price paid to the Sellers who own an interest therein at Closing by virtue of such disputed Environmental Defect or Environmental Defect Value, and upon the final resolution of such dispute the Environmental Defect Value, if any, found to be attributable to such Environmental Defect shall, subject to this Section, be promptly refunded to the Buyer by the Sellers who owned an interest therein in proportion to the Working Interest of each to the total of such Working Interests owned by such Sellers, or (2) exclude the affected Asset and reduce the Purchase Price by the Allocated Value, which reduction shall be allocated among the Sellers owning an interest in the concerned Asset in the manner set forth in Section 3.06 for reductions due to Title Defects.

(c) Notwithstanding anything to the contrary in this Agreement, if the aggregate adjustment to the Purchase Price determined in accordance with this Agreement for Environmental Defects and Title Defects does not exceed the Defect Deductible, then no adjustments of the Purchase Price shall be made for Environmental Defects; and if the total Environmental Defects and the Title Defects do exceed the Defect Deductible, the Purchase Price shall be reduced only to the extent of such excess, which excess shall be allocated proportionately among all of the Environmental Defects and Title Defects.

Article V
Purchase Price Adjustments

Section 5.01 Adjustments to the Purchase Price. The Purchase Price shall be adjusted in accordance with Articles III, IV and this Article V and the other applicable provisions of this Agreement it being agreed, however, that the Purchase Price shall not be adjusted with respect to the Defect Deductible. There shall not be any adjustment to the Purchase Price for (i) actual or projected changes in production rates of the Hydrocarbons, (ii) alternative or differing interpretations of proved and probable reserves, and/or (iii) wear and tear of any of the Assets.

Section 5.02 Hydrocarbon Proceeds and Property Expenses.

(a) All proceeds from the sale of the Hydrocarbons produced from or attributable to the Assets prior to the Effective Time shall be the property of Sellers, and in the event Buyer actually receives any of those proceeds, Buyer will remit those proceeds in the Final Accounting Statement. All proceeds from the sale of the Hydrocarbons produced from or attributable to the Assets on or after the Effective Time shall be the property of the Buyer, and in the event Sellers

actually receive any of those proceeds, Sellers will remit those proceeds to Buyers in the Final Accounting Statement or within thirty (30) days after receipt by Sellers.

(b) Except as otherwise provided in this Agreement, Sellers shall be responsible for their respective costs and expenses attributable, allocable or incurred with respect to their respective ownership, use and/or operation of the Assets prior to the Effective Time, and the Purchase Price shall be decreased by those costs and expenses to the extent any of those costs and expenses are not paid by Sellers before the Closing. Buyer shall be responsible for payment of all such costs and expenses attributable, allocable or incurred with respect to the conveyed ownership, use and/or operation of the Assets on or after the Effective Time, and the Purchase Price shall be increased by those costs and expenses to the extent any of those costs and expenses are paid by Sellers before the Closing.

Section 5.03 Payment of Taxes. All real estate, use, occupation, ad valorem, and personal property Taxes on any of the Assets that are not excluded for calendar year 2014 shall be prorated between Buyer and Sellers based on the Effective Time and shall be paid by Buyers. The Base Price will be adjusted downward by the amount of all such unpaid items attributable to all periods prior to the Effective Time. Sellers shall be responsible for all production and severance Taxes, windfall profits Taxes, and any other similar Taxes applicable to the Hydrocarbons produced from or attributable to the Assets prior to the Effective Time, and Buyer shall be responsible for all such Taxes applicable to the Hydrocarbons produced from or attributable to the Assets on and after the Effective Time. Each Party shall retain responsibility for, and shall bear and pay, such Party's share of all income Tax liability and franchise Tax liability in connection with the transactions described in this Agreement after the Closing. The transactions described in this Agreement involve the transfer of real estate with tangible personal property being transferred incidental to such real estate; accordingly, the Parties do not anticipate that any sales, use, transfer, stamp, documentary, registration or similar Taxes will be incurred or imposed with respect to the transactions described in this Agreement.

Section 5.04 Tax Deferred Exchange. Sellers and Buyer shall cooperate in the event any of the Sellers elects at or before Closing to engage in a tax deferred exchange of their interest in any of the Assets for other properties (hereinafter collectively called the "Exchange Property") in accordance with the following:

(a) In the event any of the Sellers make such an election prior to the Closing, such electing Sellers may elect, by notice to Buyer delivered on or before the Closing Date, to have their interest in the concerned Assets conveyed to a qualified intermediary or an exchange accommodation titleholder (as that term is defined in Rev. Proc. 2000-37 issued effective September 15, 2000).

(b) The rights and responsibilities of the concerned electing Sellers, Buyer and the qualified intermediary or exchange accommodation titleholder shall be documented with such agreements and notices containing such terms and provisions as shall be reasonably determined by the concerned Sellers to be necessary to accomplish a tax deferred exchange under Section 1031 of the Internal Revenue Code, subject, however, to the limitations on costs and liabilities of Buyer set forth below. If any of the Sellers make a tax deferred exchange election, Buyer shall not be obligated to pay any additional costs or incur any additional obligations in the

consummation of the transactions contemplated in this Agreement. Any such tax deferred exchange election by any of the Sellers shall not affect the duties, rights or obligations of the Parties, except as expressly set forth in this Section 5.04.

(c) Should any of the Sellers make such an election and should the tax deferred exchange fail or be disallowed by the Internal Revenue Service for any reason, the Buyer's sole responsibility and liability to the Sellers shall be to take such actions as are required by Subsections (a) or (b) above and Buyer shall have no other responsibility or liability whatsoever to the Sellers; and the electing Sellers shall release, indemnify, defend and hold harmless Buyer from any responsibility or liability related to such election, except for such actions as may be required by Subsections (a) or (b) above of this Section 5.04.

Section 5.05 Casualty Loss.

(a) If, after the Effective Time and prior to the Closing, any part of the Assets shall be damaged or destroyed by fire or other casualty or if any part of the Assets shall be taken in condemnation or under the right of eminent domain of if proceedings for such purposes shall be pending or threatened (a "Casualty Loss") and the Parties cannot agree on an adjustment to the Purchase Price and allocation of insurance proceeds, at the Buyer's election either (i) the Buyer may reduce the Purchase Price by the "reduction in value" of the Assets arising from that Casualty Loss, or (ii) Sellers shall assign their rights to insurance proceeds for the Casualty Loss to Buyer. For this purpose, "reduction in value" shall be based upon the principle that such Sellers should generally bear their allocable share of the costs of repairing the Assets affected by the Casualty Loss (to the extent of such Sellers' interests therein) to the state of those Assets existing immediately prior to the Casualty Loss or, if repairs are not commercially feasible or possible, replacing the Assets affected by the Casualty Loss to their state existing immediately prior to the Casualty Loss.

(b) No adjustment associated with a Casualty Loss shall exceed the Allocated Value for the affected Assets.

(c) If the Parties are unable to agree whether a Casualty Loss has occurred, the extent of the Casualty Loss, the "reduction in value" resulting from the Casualty Loss, or any other matter relating to the Casualty Loss, and the Buyer has not agreed to accept the insurance proceeds due to Sellers as result of the Casualty Loss, the Buyer may, in the sole discretion of Buyer, determine to proceed to the Closing with the Purchase Price being reduced by Buyer's reasonable estimate of the reduction in value of the Sellers' interest in the Assets affected by the Casualty Loss as a result of the Casualty Loss, the amount of such reduction being deposited by Buyer at the time of Closing into an escrow account to be created and held by an independent third party escrow keeper whereupon the matter shall be immediately submitted for resolution to an Independent Expert pursuant to Section 15.03. If, however, any claim by Buyer for a Casualty Loss not resolved prior to Closing exceeds five percent (5%) of the Purchase Price, any Party may, by notice to the other Parties given prior to the Closing, terminate this Agreement. If any Party rightfully exercises its option to terminate this Agreement pursuant to this Subsection, this Agreement shall become void and have no effect, and none of the Parties shall have any further right or duty to or claim against the other Parties under this Agreement, except as expressly provided to the contrary in this Agreement.

Article VI
Several and Not Joint Representations and Warranties of Sellers

Subject to the limitations provided in this Article VI (and *provided* that any knowledge qualifier contained in this Article VI shall be deemed not to apply to (i) Hannathon or (ii) HPL Holdings, LLC, in each case with respect to the period of time that Hannathon was the operator of the Assets), each Seller severally represents and warrants to Buyer as of the date hereof and the Closing Date that to the extent, and only to the extent, of the percentage ownership interest of such representing and warranting Seller that:

Section 6.01 Seller's Existence. Each Seller that is an organizational entity, and not an individual, represents and warrants that it is duly organized and validly existing under the laws of the State of its organization and is qualified to the extent required by applicable law to conduct business in the State of Texas, and that such Seller has full legal power, right and authority to carry on its business as such is now being conducted and as contemplated to be conducted.

Section 6.02 Legal Power. Each Seller (as to itself) has the legal power and right to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with:

(a) any provision of the organizational documents or other governing documents of such Seller;

(b) except for any preferential purchase rights and consents to assignment, any material agreement or instrument to which such Seller is a party or by which such Seller is bound; or

(c) any judgment, order, ruling or decree applicable to such Seller or any law, rule or regulation applicable to such Seller.

Section 6.03 Execution. With respect to any Seller that is an organizational entity, and not an individual, the execution, delivery and performance of this Agreement and the transactions contemplated hereby are duly and validly authorized by all requisite organizational action on the part of such Seller. This Agreement constitutes the legal, valid and binding obligation of such Seller enforceable in accordance with its terms.

Section 6.04 Brokers. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of such Seller or any affiliates of such Seller for which Buyer has or will have any liability or obligation (contingent or otherwise).

Section 6.05 Preferential Rights and Consents to Assign. Prior to Closing in so far as is actually known by the concerned Seller, waivers of all preferential rights to purchase have been sent out to the appropriate parties by Hannathon and such Seller has received no notice of an intent to exercise any preferential right to purchase. All preferential rights to purchase and consents to assign which affect the Assets are in so far as is actually known by such Seller set forth on Schedule 6.05.

Section 6.06 Bankruptcy. There is no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the actual knowledge of the concerned Seller threatened against such Seller or the Assets.

Section 6.07 Suits. There is no suit, action, claim, investigation or inquiry by any person or entity or by any administrative agency or Governmental Authority and no legal, administrative or arbitration proceeding pending or, in so far as is known to the actual knowledge of the concerned Seller, threatened against such Seller or any affiliates of such Seller or the Assets that has materially and adversely affected or will materially and adversely affect such Seller's ability to consummate the transactions contemplated herein or materially and adversely affect the title to or value of the interest of such Seller in the Assets except as shown on Schedule 6.07.

Section 6.08 Royalties. All rentals, royalties and other payments due under the Assets described in Exhibit A have in so far as such Seller has actual knowledge been paid in all material respects, except those amounts in suspense.

Section 6.09 Taxes. All ad valorem, property, production, severance, excise and similar taxes and assessments based on or measured by the ownership by the concerned Seller of an interest in the Assets or the production of Hydrocarbons or the receipt of proceeds therefrom that have become due and payable have been paid in all material respects except 2014 ad valorem taxes. All returns with respect to Taxes that are due with respect to the Assets that are required to be filed by the owner of the Assets have been filed. There are no encumbrances for Taxes (including any interest, fine, penalty or additions to Tax imposed by a Governmental Authority in connection with such Taxes) on the Assets, other than statutory liens for current Taxes not yet due. Sellers have not received written notice of any pending claim against them (which remains outstanding) from any applicable Governmental Authority for assessment of Taxes concerning the Assets and, to the extent of each Seller's actual knowledge, no such claim has been threatened. No audit, administrative, judicial or other proceeding with respect to Taxes pertaining to the Assets has been commenced or is presently pending. In so far as is known to the extent of the current actual knowledge of each Seller, (i) the Assets have been properly listed on the appropriate property tax rolls, and (ii) the Assets do not contain any omitted property. None of the Assets are an interest in a partnership for U.S. federal income tax purposes.

Section 6.10 Permits. In so far as such Seller has actual knowledge, Hannathon has obtained, and is in material compliance with the terms of and conditions of, all licenses, permits, franchises, orders, exemptions, variances, waivers, authorizations, certificates, consents and applications from the applicable Governmental Authorities that are presently necessary or required for the ownership and operation of the interest in the Assets of the concerned Seller.

Section 6.11 Areas of Mutual Interest. Except as listed on Schedule 6.11 in so far as the concerned Seller has actual knowledge, none of the Assets are subject to (or have related to them) any area of mutual interest provisions or agreements.

Section 6.12 Plugging Obligations. In so far as the concerned Seller has actual knowledge, except for Wells listed on Schedule 6.12, there are no dry holes, or shut in or

otherwise inactive Wells, located on the Lands, except for Wells that have been properly plugged and abandoned or that such Seller is not currently obligated to plug or abandon.

Section 6.13 Imbalances. In so far as the concerned Seller has actual knowledge and except as set forth on Schedule 6.13, there are no gas or pipeline imbalances related to the interest in the Assets of such Seller.

Section 6.14 Contracts. In so far as the concerned Seller has actual knowledge, all material Contracts are in full force and effect, and such Seller is not in default with respect to any of its material obligations thereunder.

Section 6.15 Liens. Except for Permitted Encumbrances, the interest in the Assets of the warranting and representing Seller will be conveyed free and clear of all liens, mortgages and encumbrances existing by, through or under such Seller.

Section 6.16 Foreign Person. The warranting and representing Seller is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code.

Section 6.17 Compliance with Laws. In so far as is known to the actual knowledge of the representing and warranting Seller, such Seller is not in breach or violation of any law, regulation or other rule of any government authority or ruling or other determination of any court or other tribunal that will adversely impact the transaction described in this Agreement or adversely impact the interest in the Assets of such Seller.

Section 6.18 Outstanding Bills. In so far as is known to the actual knowledge of the representing and warranting Seller such Seller is current on all outstanding joint interest and authority for expenditures (AFE) cash call billings as of the Closing Date.

Section 6.19 Assets. No part of the Assets are owned by an affiliate of any Seller that is not also a party to this Agreement.

Article VII
Representations and Warranties of Buyer

Buyer represents and warrant to Sellers, as of the date hereof and the Closing Date, that:

Section 7.01 Buyer's Existence. Buyer is duly organized and validly existing under the laws of the State of Indiana and is qualified to conduct business in the State of Texas. Buyer has full legal power, right and authority to carry on the business of Buyer as such is now being conducted and as contemplated to be conducted.

Section 7.02 Legal Power. Buyer has the legal power and right to enter into and perform this Agreement and the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with:

(a) any provision of Buyer's organizational agreement or other governing documents;

(b) any material agreement or instrument to which Buyer is a party or by which Buyer is bound; or

(c) any judgment, order, ruling or decree to which Buyer is a party in interest or any law, rule or regulation applicable to Buyer.

Section 7.03 Execution and Post-Closing Plugging Obligations of Buyer. The execution, delivery and performance of this Agreement and the transactions contemplated hereby are duly and validly authorized by all requisite partners on the part of the Buyer. This Agreement constitutes the legal, valid and binding obligation of Buyer and is enforceable in accordance with its terms. After the Closing, Buyer will plug or cause to be plugged in compliance with all applicable governmental laws and regulations and will indemnify and hold Sellers harmless from any liability or expense with regard thereto: (i) Three Sisters #2 Well, API # 42-173-33232, as and when such plugging should be performed in accordance with all applicable governmental laws and regulations, and (ii) all other wells located on the Leases that are required by applicable governmental laws and regulations to be plugged and abandoned after the Closing, in accordance with all applicable governmental laws and regulations.

Section 7.04 Brokers. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of Buyer or any affiliate of Buyer for which Sellers have or will have any liabilities or obligations (contingent or otherwise).

Section 7.05 Bankruptcy. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or to the knowledge of Buyer threatened against Buyer or any affiliates of Buyer.

Section 7.06 Suits. There is no suit, action, claim, investigation or inquiry by any person or entity or by any administrative agency or Governmental Authority and no legal, administrative or arbitration proceeding pending or, in so far as is known to the actual knowledge of Buyer, threatened against Buyer or any affiliates of Buyer that have materially and adversely affected or will materially and adversely affect Buyer's ability to consummate the transactions contemplated herein.

Section 7.07 Qualifications. Buyers are qualified with all applicable Governmental Authorities to own and operate the Assets and have all necessary bonds to own and operate the Assets. Buyer is experienced and knowledgeable in the oil and gas business and is aware of its risks. Buyer has been afforded the opportunity to examine the Assets and the information and materials made available to it by Hannathon with respect to the Assets.

Section 7.08 Investment. Prior to entering into this Agreement, Buyer was advised by and has relied solely on its own legal, tax and other professional counsel concerning this Agreement, the Assets and the value thereof. Buyer is acquiring the Assets for their account of Buyer and not for distribution or resale in any manner that would violate any state or federal securities law, rule, regulation or order.

Section 7.09 Disclaimer. Buyer agrees and acknowledges that Sellers have made no representations or warranties whatsoever, express or implied, as to the reserves attributable to the

Assets or the value thereof, the possibility or probability of profit or loss as a result of Buyer's acquisition of the Assets, the condition of the Assets, or the legal, tax or other consequences of the transactions contemplated by this Agreement. Buyer understands and accepts the risks inherent in ownership of the Assets. To the extent of the current actual knowledge of Buyer on the date Buyer signs this Agreement, Buyer is not aware of any breach by Sellers of any representations, warranties or covenants of this Agreement or any facts or conditions that may require remediation of any of the Assets, or any event or set of facts that is reasonably likely to cause such a breach or remediation obligation, SAVE AND EXCEPT for matters that in total will not exceed one-half of the Defect Deductible.

Article VIII
Sellers' Conditions to Close

The obligation of each Seller to consummate the transaction provided for herein are subject, at the several option of each Seller, to the fulfillment on or prior to the Closing Date of each of the following conditions:

Section 8.01 Representations. The representations and warranties of Buyer herein contained shall be true and correct in all material respects on the Closing Date as though made on and as of such date.

Section 8.02 Performance. Buyer shall have performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by Closing or prior to the Closing.

Section 8.03 Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

Section 8.04 Purchase Price. Buyer shall have delivered to such Seller the portion of the Purchase Price due to such Seller, as the same may be adjusted hereunder, in accordance with the provisions of Articles III, IV and V.

Section 8.05 Execution and Delivery of the Closing Documents. Buyer shall have executed, acknowledged and delivered, as appropriate, to such Seller all closing documents described in Section 10.04.

Article IX
Buyer's Conditions to Close

The obligations of Buyer to consummate the transaction provided for herein are subject, at the option of Buyer, to the fulfillment on or prior to the Closing Date of each of the following conditions:

Section 9.01 Representations. The representations and warranties of Sellers herein contained shall be true and correct in all material respects on the Closing Date as though made on and as of such date.

Section 9.02 Performance. Sellers shall have performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by Closing or prior to the Closing.

Section 9.03 Pending Matters. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

Section 9.04 Execution and Delivery of the Closing Documents. Sellers shall have executed, acknowledged and delivered, as appropriate, to Buyer all closing documents described in Section 10.03.

Section 9.05 Liens. All liens and encumbrances burdening the Assets shall be discharged on or before Closing.

Article X
The Closing

Section 10.01 Time and Place of the Closing. If the conditions referred to in Articles VIII and IX of this Agreement have been satisfied or waived in writing, and subject to any extensions between the Parties, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the Hannathon Petroleum, LLC offices, whose address is 223 W. Wall Street, Suite 800, Midland, Texas 79701 no later than June 5, 2014 (the "Closing Date").

(a) At the Closing, the Purchase Price shall be adjusted by the following amounts:

(i) all downward Purchase Price Adjustment for Title Defects, Environmental Defects (provided that downward Purchase Price Adjustments shall not be made for Title Defects and Environmental Defects to the extent below the Defect Deductible) and Casualty, and all upward and downward Purchase Price Adjustments determined in accordance with Articles III, IV and V; and,

(ii) any other amount provided for in the Preliminary Closing Statement, this Agreement or agreed upon by Buyer and the concerned Sellers.

(b) The adjustments described in this Section 10.01 are hereinafter referred to as the "Purchase Price Adjustments."

Section 10.02 Closing Statement. One day prior to the Closing Date, Hannathon shall prepare and deliver to Buyer a statement of the estimated Purchase Price, net of allowable adjustments approved by all the Sellers.

Section 10.03 Actions of Sellers at the Closing.

At the Closing, Sellers shall:

(a) execute, acknowledge and deliver to Buyer an Assignment in the form attached hereto as Exhibit E, and such other instruments as may be reasonably necessary to convey the interest of the selling Seller in the Assets to Buyer, with each Seller to execute a separate counterpart to the Assignment and execute the accounting hereinafter provided for;

(b) execute, acknowledge and deliver to Buyer letters in lieu of transfer or division orders directing all purchasers of production from the Subject Interests to make payment of proceeds attributable to such production to Buyer from and after the Effective Time as reasonably requested by Buyer prior to the Closing Date;

(c) deliver to Buyer possession of the Assets;

(d) execute and deliver appropriate regulatory forms appointing MDC Texas Energy, LLC as operator for those Assets which Hannathon operates;

(e) execute, acknowledge and deliver any other agreements provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

(f) Severally execute and deliver to Buyer all mortgage and lien releases associated with the interest in the Assets of the concerned Seller, and execute and deliver to Buyer the statement described in Treasury Regulation Section 1.1445-2(b)(2) certifying that the concerned Seller is not a "foreign person" within the meaning of the Internal Revenue Code.

Section 10.04 Actions of Buyer at the Closing.

At the Closing, Buyer shall:

(a) deliver to each Seller (or to Hannathon for those Sellers who so agree in writing for the account of such Sellers) the portion of the Purchase Price (as adjusted pursuant to the provisions hereof) by wire transfer to an account designated in writing by each Seller, such portion to be determined by an accounting executed by all the Sellers which accounting may be executed in multiple duplicate counterparts by the Sellers;

(b) take possession of the Assets; and

(c) execute, acknowledge and deliver the Assignment and any other documents provided for herein or necessary or desirable to effectuate the transactions contemplated hereby.

Article XI
Termination

Section 11.01 Right of Termination. This Agreement may be terminated as follows:

(a) At any time by the mutual written consent of all the Parties;

(b) by Sellers on the Closing Date if the conditions set forth in Article VIII have not been satisfied in all material respects by Buyer or waived by the concerned Sellers in writing by the Closing Date;

(c) by Buyer on the Closing Date if the conditions set forth in Article IX have not been satisfied in all material respects by Sellers or waived by Buyer in writing by the Closing Date;

(d) By (x) Buyer or (y) Sellers whose collective ownership in the Assets equals at least five percent (5%) of the Purchase Price, if: (i) the aggregate amount of the Purchase Price Adjustments agreed by the Parties or otherwise finally determined pursuant to this Agreement with respect to all uncured Title Defects, plus (ii) the aggregate amount of the Environmental Defect Values agreed by the Parties or otherwise finally determined pursuant to this Agreement with respect to all Environmental Defects, exceeds five percent (5%) percent of the Purchase Price; provided, however, that any Seller may terminate this Agreement as to the interest in the Assets of that particular Seller if the aggregate of the negative adjustments to the Purchase Price for the interest in the Assets of that particular Seller for Title Defects and/or Environmental Defect Values exceeds five percent (5%) of the Purchase Price before such adjustments for that particular Seller.

(e) by Buyer if any Seller elects to terminate this Agreement as to its interest in the Assets in accordance with clause (d) above;

(f) by any Party if the Closing shall not have occurred on or before June 5, 2014;

(g) by any Party if any Governmental Authority shall have issued an order, judgment or decree or taken any other action challenging, delaying, restraining, enjoining, prohibiting or invalidating the consummation of any of the transactions contemplated herein; or

(h) as otherwise provided herein.

Notwithstanding anything to the contrary in this Agreement, no Party shall have the right to terminate this Agreement pursuant to clause (b) or (c) above if such Party is at such time in material breach of any provision of this Agreement.

Section 11.02 Effect of Termination. In the event that the Closing does not occur as a result of any Party exercising its right to terminate this Agreement pursuant to Section 11.01, then, except for the provisions of this Section 11.02 and Article XVI hereof, this Agreement shall be null and void and no Party shall have any further rights or obligations under this Agreement, except that nothing herein shall relieve any Party from any liability for any breach hereof or any liability that has accrued prior to the date of such termination.

Article XII
Post-Closing Obligations

Section 12.01 Final Accounting Statement.

(a) On or before ninety (90) days after the Closing Date, Hannathon on behalf of and with the approval of the Sellers shall prepare and deliver to Buyer a post-closing statement setting forth a detailed calculation of all post-Closing adjustments applicable to the period for time between the Effective Time and Closing ("Accounting Statement"). The Accounting Statement shall include any adjustment or payment which was not finally determined as of the

Closing Date and the allocation of revenues and expenses as determined in accordance with Section 5.02. To the extent reasonably required by Sellers, Buyer shall assist in the preparation of the Accounting Statement. Sellers shall provide Buyer such data and information as Buyer may reasonably request supporting the amounts reflected on the Accounting Statement in order to permit Buyers to perform or cause to be performed an audit. The Accounting Statement shall become final and binding upon the Parties on the thirtieth (30th) day following receipt thereof by Buyer (the "Final Settlement Date") unless Buyer gives written notice of its disagreement (a "Notice of Disagreement") to Sellers prior to such date. Any Notice of Disagreement shall specify in detail the dollar amount, nature and basis of any disagreement so asserted. If a Notice of Disagreement is received by Sellers in a timely manner, then the Parties shall use their best efforts to promptly resolve the Dispute.

(b) Within five (5) business days after the Final Settlement Date, Hannathon shall pay to Buyer or Buyer shall pay to Hannathon in immediately available funds the net amount due pursuant to the Final Statement; *provided* that if any such amounts are due to Buyer from any Seller other than Hannathon, Hannathon shall pay such amounts to Buyer and shall thereafter bill the concerned Sellers for their proportionate share of such amounts. For purposes of this Agreement, the term "Final Statement" shall mean (i) the revised Statement becoming final pursuant to this Section, or (ii) upon resolution of any Dispute regarding a Notice of Disagreement.

Section 12.02 Further Cooperation. Sellers shall make the Records available to be picked up by Buyer at the offices of Hannathon during normal business hours within five (5) Business Days after the Closing to the extent the Records are in the possession of Sellers and are not subject to contractual restrictions on transferability. Sellers shall have the right to retain copies of any of the Records. After the Closing Date, each Party, at the request of the other and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered, from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Assets to Buyer and to accomplish the orderly transfer of the Assets to Buyer in the manner contemplated by this Agreement. After the Closing, the Parties will cooperate to have all proceeds received attributable to the Assets be paid to the proper Party hereunder and to have all expenditures to be made with respect to the Assets be made by the proper Party hereunder.

Section 12.03 Consents. If consents are not received prior to Closing, Sellers shall continue their efforts to obtain all necessary consents required to transfer the Assets after the Closing.

Article XIII
OPERATIONS OF THE ASSETS

Section 13.01 Management after Effective Time. Hannathon agrees, and the other Sellers so authorize Hannathon, from and after the date hereof until Closing, except as expressly contemplated by this Agreement, or as expressly consented to in writing by Buyer, or in situations wherein emergency action is taken in the face of risk to life, property or the environment, to:

(a) manage the Assets in the usual, regular and ordinary manner consistent with past practice, including timely disbursing all proceeds, paying (or causing the oil purchaser to pay) all royalties due pursuant to signed division orders and other lease obligations and paying any other expenses related to the Assets that become due and payable;

(b) maintain the books of account and records relating to the Assets in the usual, regular and ordinary manner, in accordance with the usual accounting practices of Hannathon;

(c) not enter into a material contract concerning the Assets, or materially amend or change the terms of any such contract;

(d) not plug or abandon any well located on the Assets without Buyer's prior written consent;

(e) not transfer, sell, mortgage, pledge or dispose of any material portion of the Properties other than the sale and/or disposal of hydrocarbons in the ordinary course of business;

(f) To the extent practical and in compliance with this Agreement preserve in full force and effect all oil and gas leases, operating agreements, easements, rights-of-way, permits, licenses and agreements that relate to the Assets;

(g) except as set forth in Schedule 13.01(g), submit to Buyer for prior written approval, all requests for operating or capital expenditures relating to the Assets that involve individual commitments of more than $50,000.00;

(h) obtain Buyer's written approval prior to voting under any operating or unit agreement pertaining to the Assets;

(i) maintain insurance coverage on the Assets in the amounts and of the types currently in force, and to the extent practical, file and diligently prosecute any claims arising under such policies prior to the Closing Date; and

(j) not create any additional encumbrance other than Permitted Encumbrances with respect to any of the Assets.

Article XIV
Obligations and Indemnification

Section 14.01 Retained Obligations. Provided that the Closing occurs, except for Assumed Obligations (as hereinafter defined), Buyer shall not assume or otherwise become liable for, and Sellers shall retain any duties, damages, obligations and liabilities of Sellers, including (a) all obligations and liabilities of Sellers for the payment or improper payment of royalties, rentals and other similar payments under the Leases relating to the Subject Interests accruing prior to the Effective Time; (b) all obligations of Sellers under the Contracts for (i) overhead charges related to periods prior to the Effective Time, (ii) costs and expenses incurred prior to the Effective Time for goods and services provided prior to the Effective Time, and (iii) other payment obligations that accrue and become due prior to the Effective Time; (c) all liability of Sellers to third parties for personal injury or death to the extent occurring prior to the

Effective Time as a result of the operation of the Assets; (d) ad valorem, property, severance and similar taxes attributable to the period of time prior to the Effective Time; and (e) all litigation existing as of the Closing Date, to the extent it relates to the period of time prior to the Effective Time (collectively, the "Retained Obligations"). To the extent that Sellers have rights of indemnification from third parties with respect to ownership or operation of the Assets after the Effective Time, Sellers will at the time of Closing assign those rights, after the Effective Time, to the Buyer.

Section 14.02 Sellers' Indemnification. Provided that the Closing occurs, each Seller shall release, defend, indemnify and hold harmless Buyer, its partners, and their respective officers, directors, employees, agents, representatives, members, shareholders, affiliates and subsidiaries (collectively, the "Buyers Indemnitees") from and against any and all third party non-environmental claims to the extent relating to the ownership or operation by the concerned Seller of the Assets prior to the Effective Time or as a result of, arising out of, or related to the Retained Obligations of such Seller, except to the extent such claims result from the gross negligence, fraud or willful misconduct of any Buyer Indemnitee.

Section 14.03 Buyer's Indemnification. Provided that the Closing occurs, Buyer shall release, defend, indemnify and hold harmless Sellers, their partners, and their respective officers, directors, employees, agents, representatives, members, shareholders, affiliates and subsidiaries (collectively, the "Sellers Indemnitees") from and against any and all claims relating to Buyers' ownership or operation of the Assets after the Effective Time (the "Assumed Obligations"), except to the extent such claims result from the gross negligence, fraud or willful misconduct of any Seller Indemnitee.

Section 14.04 Notices and Defense of Indemnified Matters. Each Party shall promptly notify the other Party of any matter of which it becomes aware and for which it is entitled to indemnification from the other Party under this Agreement. The indemnifying Party shall be obligated to defend, at the indemnifying Party's sole expense, any litigation or other administrative or adversarial proceeding against the indemnified Party relating to any matter for which the indemnifying Party has agreed to indemnify and hold the indemnified party harmless under this Agreement. However, the indemnified Party shall have the right to participate with the indemnifying party in the defense of any such matter at its own expense.

Section 14.05 Indemnity Term Limit. Any claim for indemnification pursuant to this Section must be made within one year after the Closing.

Section 14.06 Insurance Proceeds. The amount of any damages for which any Seller Indemnitee or Buyer Indemnitee is entitled to indemnity under this Article XIV shall be reduced by the amount of insurance proceeds actually realized and received by such indemnified party or any of its affiliates with respect to such damages (net of any collection costs, and excluding the proceeds of any insurance policy issued or underwritten by the indemnified party or its affiliates).

Article XV
Dispute Resolution

Section 15.01 General; Buyer Claim Notice. Any and all claims, disputes, controversies or other matters in question arising under or related to this Agreement (all of which are hereinafter referred to as "Disputes") shall be resolved in the manner prescribed by this Article XV. To the extent of any claim of Buyer arising under this Agreement, Buyer shall send a notice thereof to Hannathon, describing such claim in reasonable detail, including an estimate of the damages suffered by Buyer with respect thereto (a "Buyer Claim Notice"). Hannathon shall review such Buyer Claim Notice in good faith and promptly, but in no event later than ten (10) Business Days following the receipt of any such Buyer Claim Notice, send a joint interest billing to each Seller of such Seller's proper share, if any, of liability identified in the Buyer Claim Notice, which Hannathon agrees constitutes a liability of the Sellers under this Agreement. Hannathon shall use its commercially reasonable efforts to collect such amounts from the concerned Sellers within twenty (20) Business Days of sending out the joint billing statement to the concerned Sellers and, upon the expiration of such twenty (20)-Business Day period, shall forward to Buyer the amounts collected from such concerned Sellers, along with a notice setting forth the amounts still outstanding, broken down by each such concerned Seller. The exercise by Buyer of its right to resolve a claim under this Section 15.01 shall not preclude any other remedy of Buyer provided for in this Agreement.

Section 15.02 Senior Management. Except for any Disputes relating to alleged Title Defects, Environmental Defects and the Accounting Statement, if a Dispute occurs that the senior representatives of the Parties responsible for the transaction contemplated by this Agreement have been unable to settle or agree upon within a period of fifteen (15) days after such Dispute arose, Sellers shall nominate and commit one of them, and Buyer shall nominate and commit one of its senior officers, to meet at a mutually agreed time and place not later than thirty (30) days after the Dispute has arisen to attempt to resolve same. If such designees have been unable to resolve such Dispute within a period of fifteen (15) days after such meeting, or if such meeting has not occurred within forty-five (45) days following such Dispute arising, then either Party shall have the right to exercise any right or remedy to which it is entitled under this Agreement or at law or in equity with respect to such Dispute.

Section 15.03 Dispute Resolutions by Independent Expert.

(a) Each Party shall have the right to submit Disputes regarding title issues, environmental issues, or calculation of the Statement or revisions thereto, to an independent expert (also referred to as an arbitrator) appointed in accordance with this Section 15.03 (each, an "Independent Expert"), who shall serve as sole arbitrator. The Independent Expert shall be appointed by mutual agreement of the Parties from among candidates with experience and expertise in the area that is the subject of such Dispute, and failing such agreement, such Independent Expert for such Dispute shall be selected in accordance with the Rules (as defined in Subsection (b) of this Section 15.03).

(b) Disputes to be resolved by an Independent Expert shall be resolved in accordance with mutually agreed procedures and rules and failing such agreement, in accordance with the rules and procedures of the Texas Arbitration Act and the Rules of the American Arbitration

Association to the extent such Rules do not conflict with such Texas Arbitration Act or the provisions of this Agreement. The Independent Expert shall be instructed by the Parties to resolve such Dispute as soon as reasonably practicable in light of the circumstances. The decision and award of the Independent Expert shall be binding upon the Parties as an award under the Federal Arbitration Act and final and nonappealable to the maximum extent permitted by law, and judgment thereon may be entered in a court of competent jurisdiction and enforced by any Party as a final judgment of such court.

(c) The charges and expenses of the Independent Expert shall be shared one-half by Sellers (and allocated among the Sellers in the ratio of their respective interests in the Purchase Price) and one-half by the Buyer.

(d) Any hearing before an Independent Expert held pursuant to Section 15.03 shall be held in Midland, Texas

Section 15.04 Limitation on Arbitration. ALL OTHER DISAGREEMENTS, DIFFERENCES, OR DISPUTES ARISING AMONG SELLERS (or any of the Sellers) AND BUYER UNDER THE TERMS OF THIS AGREEMENT (AND NOT COVERED BY SECTION 15.03) SHALL NOT BE SUBJECT TO ARBITRATION AND SHALL BE DETERMINED BY THE STATE DISTRICT COURTS LOCATED IN MIDLAND COUNTY, TEXAS, UNLESS THE CONCERNED PARTIES OTHERWISE MUTUALLY AGREE.

Article XVI
Miscellaneous

Section 16.01 Expenses. Each Party shall be solely responsible for all expenses, including due diligence expenses, incurred by it in connection with this transaction, and neither Party shall be entitled to any reimbursement for such expenses from any other Party.

Section 16.02 Entire Agreement. This Agreement, the documents to be executed hereunder, and the exhibits attached hereto constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof. No supplement, amendment, alteration, modification or waiver of this Agreement shall be binding unless executed in writing by the Parties and specifically referencing this Agreement.

Section 16.03 Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 16.04 Publicity. Neither Sellers nor Buyer will issue any public announcement or press release concerning this transaction without the written consent of the other Party (except as required by law and in such case with prior written agreement between the Parties on the wording of the announcement or press release).

Section 16.05 Construction. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision

of this Agreement. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Agreement and as such the Parties agree that if an ambiguity or question of intent or interpretation arises hereunder, this Agreement shall not be construed more strictly against one Party than another on the grounds of authorship.

Section 16.06 No Third Party Beneficiaries. Nothing in this Agreement shall provide any benefit to any third party or entitle any third party to any claim, cause of action, remedy or right of any kind, it being the intent of the Parties that this Agreement shall not be construed as a third party beneficiary contract. Notwithstanding the foregoing, the Parties hereby acknowledge that pursuant to the agreement of Buyer (that is not joined in by the Sellers) John Cooper will be paid a brokerage fee solely by Buyer upon the consummation of the transactions contemplated by this Agreement; and, Buyer hereby agrees to forever hold Sellers harmless from any liability, cost or expense arising directly or indirectly from such agreement between Buyer and John Cooper.

Section 16.07 Assignment. Neither Party may assign or delegate any of its rights or duties hereunder (except as provided for in Section 5.04) without the prior written consent of the other Party, which consent may be withheld without cause, and any assignment made without such consent shall be void; *provided* that Buyer may, so long as the assignee first executes and joins in this Agreement as a party hereto, assign all or part of its rights or duties hereunder to Fortress Investment Group, LLC and John Cooper without the prior consent of Sellers. Any such assignment shall not relieve the assignor from the obligations of assignor hereunder. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors, assigns and legal representatives.

Section 16.08 Governing Law. This Agreement, other documents delivered pursuant hereto and the legal relations between the Parties shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of laws that would result in the application of the laws of another jurisdiction. The Parties agree to venue in Midland County, Texas.

Section 16.09 Notices. Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing and delivered in person or sent by U.S. Mail postage prepaid, return receipt requested, nationally recognized, receipt overnight courier, email or facsimile to the addresses of Sellers and Buyer set forth below. Any such notice shall be effective only upon receipt. Sellers acknowledge and agree that any notice given to Hannathon in compliance with this Agreement shall constitute notice to all Sellers.

Sellers:	Hannathon Petroleum, LLC 223 W Wall Street, Suite 800 Midland, Texas 79701 Attn: Wes Reeves
Buyers:	MDC Texas Energy, LLC P.O. Box 3325 Midland, Texas 79702

Any Party may, by written notice so delivered to all the other Parties, change its address for notice purposes hereunder.

Section 16.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect and the Parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 16.11 Time of the Essence. Time shall be of the essence with respect to all time periods and notice periods set forth in this Agreement.

Section 16.12 Counterpart Execution. This Agreement may be executed in a number of identical separate counterparts (including by facsimile transmission or by other electronic means showing execution by a party), each of which for all purposes is to be (a) deemed an original and (b) as effective as delivery of a manually executed counterpart, but all of which shall constitute, collectively, one Agreement. No party to this Agreement shall be bound hereby until a counterpart of this Agreement has been executed by all Parties hereto.

Section 16.13 Access to Information. At Buyer's request, Sellers will provide Buyer with copies of authority of expenditures, drilling reports and daily production and any other information associated with the Assets which are in the possession of Sellers.

Section 16.14 Payment of Purchase Price and Final Accounting Settlement. Sellers agree that the payment of any amounts due under this contract to the Sellers, other than amounts due to be paid to Sellers pursuant to Section 10.04, will be paid by Buyer to Hannathon on behalf of all Sellers and Hannathon will be responsible for the distribution of the appropriate amounts due to each Seller. Each Seller herby releases Buyer from any liability for funds paid post-closing to Hannathon on their behalf.

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, Sellers and Buyers have executed and delivered this Agreement as of the date first set forth above.

SELLERS:

Allegro Investments, Inc.

By: ______________________
Name: John C. Thompson
Title: President

Aurora Energy Partners

By: ______________________
Name: ______________________
Title: ______________________

Bastion Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________

Borden Exploration & Development L.P.

By: ______________________
Name: ______________________
Title: ______________________

Boundy Family Trust

By: ______________________
Name: ______________________
Title: ______________________

Buffalo Oil & Gas, L.P.

By: ______________________
Name: ______________________
Title: ______________________

IN WITNESS WHEREOF, Sellers and Buyers have executed and delivered this Agreement as of the date first set forth above.

SELLERS:

Allegro Investments, Inc.

By: ______________________
Name: ______________________
Title: ______________________

Aurora Energy Partners

By: [signature]
Name: Kenneth Hill
Title: CEO

Bastion Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________

Borden Exploration & Development L.P.

By: ______________________
Name: ______________________
Title: ______________________

Boundy Family Trust

By: ______________________
Name: ______________________
Title: ______________________

Buffalo Oil & Gas, L.P.

By: ______________________
Name: ______________________
Title: ______________________

IN WITNESS WHEREOF, Sellers and Buyers have executed and delivered this Agreement as of the date first set forth above.

SELLERS:

Allegro Investments, Inc.

By: ________________________
Name: ________________________
Title: ________________________

Aurora Energy Partners

By: ________________________
Name: ________________________
Title: ________________________

Bastion Holdings LLC

By: [signature]
Name: Jared W. Schroeder
Title: Manager

Borden Exploration & Development L.P.

By: ________________________
Name: ________________________
Title: ________________________

Boundy Family Trust

By: ________________________
Name: ________________________
Title: ________________________

Buffalo Oil & Gas, L.P.

By: ________________________
Name: ________________________
Title: ________________________

IN WITNESS WHEREOF, Sellers and Buyers have executed and delivered this Agreement as of the date first set forth above.

SELLERS:

Allegro Investments, Inc.

By: ______________________
Name: ______________________
Title: ______________________

Aurora Energy Partners

By: ______________________
Name: ______________________
Title: ______________________

Bastion Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________

Borden Exploration & Development L.P.

By: Loyd W. Powell
Name: LOYD W. POWELL
Title: PRES.

Boundy Family Trust

By: ______________________
Name: ______________________
Title: ______________________

Buffalo Oil & Gas, L.P.

By: ______________________
Name: ______________________
Title: ______________________

IN WITNESS WHEREOF, Sellers and Buyers have executed and delivered this Agreement as of the date first set forth above.

SELLERS:

Allegro Investments, Inc.

By: ________________________
Name:________________________
Title: ________________________

Aurora Energy Partners

By: ________________________
Name:________________________
Title: ________________________

Bastion Holdings LLC

By: ________________________
Name:________________________
Title: ________________________

Borden Exploration & Development L.P.

By: ________________________
Name:________________________
Title: ________________________

Boundy Family Trust

By: Dean C Boundy
Name: Dean C. Boundy
Title: Trustee

Buffalo Oil & Gas, L.P.

By: ________________________
Name:________________________
Title: ________________________

IN WITNESS WHEREOF, Sellers and Buyers have executed and delivered this Agreement as of the date first set forth above.

SELLERS:

Allegro Investments, Inc.

By: ______________________________
Name: ______________________________
Title: ______________________________

Aurora Energy Partners

By: ______________________________
Name: ______________________________
Title: ______________________________

Barton Holdings LLC

By: ______________________________
Name: ______________________________
Title: ______________________________

Borden Exploration & Development L.P.

By: ______________________________
Name: ______________________________
Title: ______________________________

Boundy Family Trust

By: [signature]
Name: [illegible]
Title: [illegible]

Buffalo Oil & Gas, L.P.

By: ______________________________
Name: ______________________________
Title: ______________________________

Signature Page to Purchase and Sale Agreement

IN WITNESS WHEREOF, Sellers and Buyers have executed and delivered this Agreement as of the date first set forth above.

SELLERS:

Allegro Investments, Inc.

By: ______________________
Name: ______________________
Title: ______________________

Aurora Energy Partners

By: ______________________
Name: ______________________
Title: ______________________

Bastion Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________

Borden Exploration & Development L.P.

By: ______________________
Name: ______________________
Title: ______________________

Boundy Family Trust

By: ______________________
Name: ______________________
Title: ______________________

Buffalo Oil & Gas, L.P.

By: [signature]
Name: Berry Lutz
Title: President of General Partner

Signature Page to Purchase and Sale Agreement

Paul Byrom

By: ______________________
Name: ______________________
Title: ______________________

Lauren Davis

By: ______________________
Name: ______________________
Title: ______________________

Fulcrum Partners

By: ______________________
Name: ______________________
Title: ______________________

Girard Exploration & Production LLC

By: ______________________
Name: ______________________
Title: ______________________

H&S Production, Inc.

By: ______________________
Name: ______________________
Title: ______________________

HFLP E&P, LLC

By: ______________________
Name: ______________________
Title: ______________________

Paul Byrom

By: ______________________
Name: ______________________
Title: ______________________

Lauren Davis

By: Lauren Davis
Name: Lauren Davis
Title: Individual

Fulcrum Partners

By: ______________________
Name: ______________________
Title: ______________________

Girard Exploration & Production LLC

By: ______________________
Name: ______________________
Title: ______________________

H&S Production, Inc.

By: ______________________
Name: ______________________
Title: ______________________

HFLP E&P, LLC

By: ______________________
Name: ______________________
Title: ______________________

Paul Byrom

By: ____________________
Name: ____________________
Title: ____________________

Lauren Davis

By: ____________________
Name: ____________________
Title: ____________________

Fulcrum Partners

By: [signature]
Name: John C. Thompson
Title: General Partner

Girard Exploration & Production LLC

By: ____________________
Name: ____________________
Title: ____________________

H&S Production, Inc.

By: ____________________
Name: ____________________
Title: ____________________

HFLP E&P, LLC

By: ____________________
Name: ____________________
Title: ____________________

Paul Byrom

By: ________________________
Name:_______________________
Title: _______________________

Lauren Davis

By: ________________________
Name:_______________________
Title: _______________________

Fulcrum Partners

By: ________________________
Name:_______________________
Title: _______________________

GIRARD EXPLORATION & PRODUCTION LLC
5949 Sherry Lane Suite 850
Dallas TX 75225
Stephen J. Flanagan
Stephen J. Flanagan, President
27-1497464

H&S Production, Inc.

By: ________________________
Name:_______________________
Title: _______________________

HFLP E&P, LLC

By: ________________________
Name:_______________________
Title: _______________________

Paul Byrom

By: ____________________
Name: ____________________
Title: ____________________

Lauren Davis

By: ____________________
Name: ____________________
Title: ____________________

Fulcrum Partners

By: ____________________
Name: ____________________
Title: ____________________

Girard Exploration & Production LLC

By: ____________________
Name: ____________________
Title: ____________________

H&S Production, Inc.

By: ____________________
Name: Scott G Heape
Title: President

HFLP E&P, LLC

By: ____________________
Name: ____________________
Title: ____________________

Paul Byrom

By: ______________________
Name: ______________________
Title: ______________________

Lauren Davis

By: ______________________
Name: ______________________
Title: ______________________

Fulcrum Partners

By: ______________________
Name: ______________________
Title: ______________________

Girard Exploration & Production LLC

By: ______________________
Name: ______________________
Title: ______________________

H&S Production, Inc.

By: ______________________
Name: ______________________
Title: ______________________

HFLP E&P, LLC

By: Clifford N Hair, Jr.
Name: CLIFFORD N. HAIR, JR.
Title: MANAGING MEMBER

Signature Page to Purchase and Sale Agreement

HPL Holdings, LLC

By: ______________________
Name: [illegible]
Title: Manager

Hannathon Petroleum, LLC

By: ______________________
Name: Justin Kuthe
Title: Manager

Hedloc Investment Company, L.P.

By: ______________________
Name: ______________________
Title: ______________________

Matador Drilling Corp.

By: ______________________
Name: ______________________
Title: ______________________

Oso Capital, LP

By: ______________________
Name: ______________________
Title: ______________________

PDP Oil & Gas, LLC

By: ______________________
Title: ______________________

Red River SKT Co., LLC

By: ______________________
Name: ______________________
Title: ______________________

Signature Page to Purchase and Sale Agreement

HPL Holdings, LLC

By: ___________________________
Name: _________________________
Title: _________________________

Hannathon Petroleum, LLC

By: ___________________________
Name: _________________________
Title: _________________________

Hedloc Investment Company, L.P.

By: ___________________________
Name: _________________________
Title: _________________________

Matador Drilling Corp.

By: ___________________________
Name: _________________________
Title: _________________________

Oso Capital, LP

By: ___________________________
Name: _________________________
Title: _________________________

PDP Oil & Gas, LLC

By: ___________________________
Title: ______________________

Red River SKT Co., LLC

By: ___________________________
Name: _________________________
Title: _________________________

HPL Holdings, LLC

By: ________________________
Name: ________________________
Title: ________________________

Hannathon Petroleum, LLC

By: ________________________
Name: ________________________
Title: ________________________

Hedloc Investment Company, L.P.

By: ________________________
Name: ________________________
Title: ________________________

Matador Drilling Corp.

By: Regina Kuethe
Name: REGINA KUETHE
Title: VICE PRESIDENT

Oso Capital, LP

By: ________________________
Name: ________________________
Title: ________________________

PDP Oil & Gas, LLC

By: ________________________
Title: ____________________

Red River SKT Co., LLC

By: ________________________
Name: ________________________
Title: ________________________

HPL Holdings, LLC

By: ______________________
Name: ______________________
Title: ______________________

Hannathon Petroleum, LLC

By: ______________________
Name: ______________________
Title: ______________________

Hedloc Investment Company, L.P.

By: ______________________
Name: ______________________
Title: ______________________

Matador Drilling Corp.

By: ______________________
Name: ______________________
Title: ______________________

Oso Capital, LP

By: ______________________
Name: ______________________
Title: ______________________

PDP Oil & Gas, LLC

By: [signature]
Name: Douglas Prieto
Title: Manager

Red River SKT Co., LLC

By: ______________________
Name: ______________________
Title: ______________________

Signature Page to Purchase and Sale Agreement

HPL Holdings, LLC

By: ____________________
Name:____________________
Title: ____________________

Hannathon Petroleum, LLC

By: ____________________
Name:____________________
Title: ____________________

Hedloc Investment Company, L.P.

By: ____________________
Name:____________________
Title: ____________________

Matador Drilling Corp.

By: ____________________
Name:____________________
Title: ____________________

Oso Capital, LP

By: ____________________
Name:____________________
Title: ____________________

PDP Oil & Gas, LLC

By: ____________________
Title: ____________________

Red River ~~SK~~T Co., LLC

By: Tom Stephens
Name: Tom Stephens
Title: President

Signature Page to Purchase and Sale Agreement

Regina Dale Kuethe Trust

By: [signature]
Name: REGINA KUETHE
Title: TRUSTEE

Riverbend Permian, LLC

By: ___________________________
Name:__________________________
Title: _________________________

Roden Oil Co.

By: ___________________________
Name:__________________________
Title: _________________________

Monta Sewell

By: ___________________________
Name:__________________________
Title: _________________________

Shortrip Holdings, LLC/Jared Pogoloff

By: ___________________________
Name: Jared Pogoloff
Title: Individually and as Manager of Shortrip Holdings, LLC

Jerry Stansell

By: ___________________________
Name:__________________________
Title: _________________________

Regina Dale Kuethe Trust

By: ____________________
Name: ____________________
Title: ____________________

Riverbend Permian, LLC

By: [signature]
Name: Mark Dutcher
Title: VP/CFO

Roden Oil Co.

By: ____________________
Name: ____________________
Title: ____________________

Monta Sewell

By: ____________________
Name: ____________________
Title: ____________________

Shortrip Holdings, LLC/Jared Pogoloff

By: ____________________
Name: Jared Pogoloff
Title: Individually and as Manager of Shortrip Holdings, LLC

Jerry Stansell

By: ____________________
Name: ____________________
Title: ____________________

Regina Dale Kuethe Trust

By: ______________________
Name: ______________________
Title: ______________________

Riverbend Permian, LLC

By: ______________________
Name: ______________________
Title: ______________________

Roden Oil Co.

By: Van T. Tettleton
Name: Van T. Tettleton
Title: President

Monta Sewell

By: ______________________
Name: ______________________
Title: ______________________

Shortrip Holdings, LLC/Jared Pogoloff

By: ______________________
Name: Jared Pogoloff
Title: Individually and as Manager of Shortrip Holdings, LLC

Jerry Stansell

By: ______________________
Name: ______________________
Title: ______________________

Regina Dale Kuethe Trust

By: ____________________
Name: ____________________
Title: ____________________

Riverbend Permian, LLC

By: ____________________
Name: ____________________
Title: ____________________

Roden Oil Co.

By: ____________________
Name: ____________________
Title: ____________________

Monta Sewell

By: [signature]
Name: Monta Sewell
Title: Owner

Shortrip Holdings, LLC/Jared Pogoloff

By: ____________________
Name: Jared Pogoloff
Title: Individually and as Manager of Shortrip Holdings, LLC

Jerry Stansell

By: ____________________
Name: ____________________
Title: ____________________

Signature Page to Purchase and Sale Agreement

Regina Dale Kuethe Trust

By: ___________________________
Name:_________________________
Title: _________________________

Riverbend Permian, LLC

By: ___________________________
Name:_________________________
Title: _________________________

Roden Oil Co.

By: ___________________________
Name:_________________________
Title: _________________________

Monta Sewell

By: ___________________________
Name:_________________________
Title: _________________________

Shortrip Holdings, LLC/Jared Pogoloff

By: ___________________________
Name: Jared Pogoloff
Title: Individually and as Manager of Shortrip Holdings, LLC

Jerry Stansell

By: ___________________________
Name:_________________________
Title: _________________________

Regina Dale Kuethe Trust

By: __________________________
Name:__________________________
Title: __________________________

Riverbend Permian, LLC

By: __________________________
Name:__________________________
Title: __________________________

Roden Oil Co.

By: __________________________
Name:__________________________
Title: __________________________

Monta Sewell

By: __________________________
Name:__________________________
Title: __________________________

Shortrip Holdings, LLC/Jared Pogoloff

By: __________________________
Name: Jared Pogoloff
Title: Individually and as Manager of Shortrip Holdings, LLC

Jerry Stansell

By: __________________________
Name:__________________________
Title: __________________________

TLM3, Ltd.

By: [signature]

Name: Sterling Warren

Title: Manager of Warren Management, LLC General Partner of TLM3, Ltd.

Unitex Holdings, LLC

By: ______________________

Name: ______________________

Title: ______________________

WBA Resources, Ltd.

By: ______________________

Name: ______________________

Title: ______________________

Rita S. Walterscheid

By: ______________________

Name: ______________________

Title: ______________________

Westcliff Holdings, LLC

By: ______________________

Name: ______________________

Title: ______________________

TLM3, Ltd.

By: ______________________
Name: ______________________
Title: ______________________

Unitex Holdings, LLC

By: [signature]
Name: David C. Wilson
Title: PRESIDENT

WBA Resources, Ltd.

By: ______________________
Name: ______________________
Title: ______________________

Rita S. Walterscheid

By: [signature]
Name: Rita Walterscheid
Title: Individual

Westcliff Holdings, LLC

By: ______________________
Name: ______________________
Title: ______________________

TLM3, Ltd.

By: _________________________
Name: _________________________
Title: _________________________

Unitex Holdings, LLC

By: _________________________
Name: _________________________
Title: _________________________

WBA Resources, Ltd.

By: Richard R. Montgomery
Name: Richard R. Montgomery
Title: President of Plateau Resources, Inc. its General Partner

Rita S. Walterscheid

By: _________________________
Name: _________________________
Title: _________________________

Westcliff Holdings, LLC

By: _________________________
Name: _________________________
Title: _________________________

TLM3, Ltd.

By: ____________________
Name: ____________________
Title: ____________________

Unitex Holdings, LLC

By: ____________________
Name: ____________________
Title: ____________________

WBA Resources, Ltd.

By: ____________________
Name: ____________________
Title: ____________________

Rita S. Walterscheid

By: ____________________
Name: ____________________
Title: ____________________

Westcliff Holdings, LLC

By: [signature]
Name: Ashlyn Moffett
Title: V.P. Owner

BUYER:

MDC Texas Energy, LLC

By: ______________________

Name: Mark A. Siffin

Title: Managing Member